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                                                                    EXHIBIT 32.1



CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Richard L. Marcantonio, certify that:

1.   I have reviewed this quarterly report on Form 10-Q of G&K Services, Inc.;

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report.

Date: February 5, 2004

                                          By:  /s/ Richard L. Marcantonio
                                               ---------------------------------
                                               Richard L. Marcantonio, Chief
                                                 Executive Officer (Principal
                                                 Executive Officer)